EXHIBIT 10.5
                                    CASHLYNK

                             MASTER CLIENT AGREEMENT
                             -----------------------


     THIS  AGREEMENT  dated a of Sept, 12  2000, is by and between LYNK SYSTEMS,
                                 --------------
INC.,  a  Georgia  corporation ("Link"), and Pinnacle, a Nevada corporation (the
                                ------       --------    ------
"Client").
 ------

     WHEREAS, Lynk has developed the CashLynk Service (the "Service"), an electronic fund transfer service that (i) facilitates the transfer of funds between a company, like the Client, and any employee or other persons who receive a CashLynk Card (the 'Cad') (such employees and other persons, the "Cardholders") for participation in the Service, and (ii) provides those Cardholders enhanced access to their funds, as well as certain other convenient electronic transaction Services;

     WHEREAS, Lynk makes the Service available to a Client through one or more programs (each, a and each Program may be tailored to the Clients specific needs.

     WHEREAS, the Service is effected under each of the Programs through the following arrangement between Lynk, a designated bank (the Client and it's
Cardholders:

     (i) Lynk wilt issue a Card to any employee or other persons who participate in the Service and, if necessary, have agreed to the terms and conditions of the CashLynk Cardholder Agreement and Disclosure Statement (the "Cardholder Agreement");
                          --------------------
     (ii) The Client will distribute by wire transfer, to an account controlled by Lynk at the Bank (the "Client Account"). any wages, bonuses, travel
                                    --------------
          and expense reimbursements, incentives, promotional or other funds, due to the Cardholders;

     (iii)Depending upon availability, the Client may subscribe to one or marc of the following offerings, under the "CashLynk Program" or the
                                                      -----------------
          "Program" which Lynk will make available to the Cardholders:
           -------

          - Automated Teller Machine ("ATM") Services. Cardholders may use Cards at any ATM that bears the network logo that appears on the back of the Card to make cash withdrawals or to inquire about the amount of funds available to them.

          - Merchant Point-of-Sale ("PQS") Services. Cardholders may use Cards to purchase goods and services at any retail or other establishment that displays the network logo that appears on the back of the Card.

          - Funds Transfer Service. Cardholders may use Cards to transfer any amount of their available funds to a specified account at a financial institution.

          - Long Distance Telephone Services. Cardholders may us Cards to make local and long distance telephone calls through a designated telecommunications service provider.

     The Client desires to participate it the Service and Lynk desires to make the Service available to the Client and to those Cardholders who elect to participate in the Service, in accordance with, and subject to the terms and conditions of this Agreement:

     For and in consideration of the mutual covenants and premises set forth herein, and other good and valuable consideration. the receipt and sufficiency of which is hereby acknowledged. Lynk and the Client, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                                    ---------
                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                    -----------------------------------------

     Section  1.1,     Representations  and  Warranties  of  Lynk.
     -------------     -------------------------------------------
     Lynk represents and warrants to, and covenants with, the Client that, as of the date hereof, and throughout the term of this Agreement, that:

          (i) Lynk is duly organized, validly existing and in good standing as a corporation under the laws of the State of Georgia and is or will be qualified to transact business in each jurisdiction where it is required to be qualified as a foreign corporation, Except where such qualification is not required or where the failure to be so qualified or remain in good standing would not have a material adverse effect upon Lynk or the ability of Lynk to perform its obligations hereunder;

          (ii) Lynk has the full corporate power and authority t execute, deliver and perform this Agreement and to enter into and consummate all transactions contemplated by this Agreement, and assuming the due authorization, execution and delivery by the other parties hereto, this Agreement constitutes a legal, valid and binding obligation of Lynk. enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, conservator ship, receivership, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

          (iii) The transactions contemplated by this Agreement and the performance by Lynk of its obligations hereunder arc in the ordinary course of Lynx's business, and the execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly approved by resolutions of the Hoard of Directors of Lynk or an appropriate and duly authorized committee thereof, and such resolutions and this Agreement shall be maintained continuously as official records of Lynk;

            (iv)    Neither the  execution and delivery of this  Agreement,  nor
     the  consummation  of  the  transactions   contemplated   hereby,  nor  the
     fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of Lynk's articles of incorporation or by-laws or any indenture, agreement or instrument to which Lynk is now a party or by which it is bound, or constitute a default (whether with notice, the lapse of time, or both) or result in an acceleration under any of the foregoing, or result in the violation of any law to which Lynk is subject;

           (v) There is no litigation or other proceedings pending or, to Lynk's knowledge, threatened, which seeks to enjoin or prohibit the execution, delivery or enforceability of this Agreement, or which questions the ability of Lynk to perform its duties and obligations in accordance with the terms hereof, or which is likely to have a material adverse effect of the financial condition of Lynk; and

         (vi) No Consent, approval, authorization or order of any Governmental or regulatory authority is required for the executor, delivery and performance by Lynk of or compliance by Lynk with this Agreement or the consummation of the transactions contemplated by this Agreement.

     Section  1.2.     Representations  and  Warranties  of  the  Client.
     -------------     --------------------------------------------------
     The Client represents and warrants to. and covenants with, Lynk that, as of the date hereof, and throughout the ten-n of this Agreement, that:

           (i) The Client is duly organized. validly cxislin2 and in good standing as a recognized business organization under the laws of the State of Nevada and is or will be qualified to transact business in each jurisdiction where it is required to he qualified as a foreign business organization. except where such qualification is not required or here the failure to he so qualified or remain in good standing would not have a material advert effect upon the Client or the ability of the Client to perform it obligators hereunder.

          (ii) The Client has the full corporate power and authority to execute, deliver and perform this Agreement and to enter into and consummate all transactions contemplated by this Agreement, and assuming the due authorization, execution and delivery by the other parties hereto, this Agreement constitutes a legal, valid and binding obligation of the Client, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, conservatorship, receivership, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

           (iii) The transactions contemplated by this Agreement and The performance by the Client of its obligations hereunder are in the ordinary course of the Client's business, and the execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly approved by resolutions of the Hoard of Directors of the Client or an appropriate and duly authorized committee thereof, and such resolutions and this Agreement shall be maintained continuously as official records of the Client;

           (iv)     Neither the  execution and delivery of this  Agreement,  nor
     the  consummation  of  the  transactions   contemplated   hereby,  nor  the
     fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Client's articles of association, charter or by-laws or any indenture, agreement or instrument to which the Client is now a party or by which it is bound, or constitute a default (whether with notice, the lapse of time, or both) or result in an acceleration under any of the foregoing, or result in the violation of any law to which the Client is subject;

          (v) There is no litigation or other proceedings pending or, to the Client's knowledge, threatened, which seeks to enjoin or prohibit the execution, delivery or enforceability of this Agreement, or which questions the ability of the Client to perform it$ duties and obligations in accordance with the terms hereof, or which is likely to have a material adverse effect on the financial condition of Client, and

           (vi) No consent, approval, authorization or order of any governmental or regulatory authority is required for the execution, delivery and performance by the Client of, or compliance by the Client with, this Agreement or the consummation of the transactions contemplated by this Agreement.

                                    ARTICLE II
                                    ----------
                                PROGRAM SCHEDULES
                                -----------------

     Section  2.1.     General.
     -------------     -------
     With respect to each Program that Client desires to make available to its employees and/or other persons, Client and Lynk shall from time to time establish a Program Schedule, a form of which is attached hereto as Schedule
2.1. Each Program Schedule shall set forth the specific terms and conditions upon which Lynk shall make that particular Program available. It is expressly understood that all Program Schedules shall be executed by Client as a prerequisite to implementation by Lynk.

      Section  2.2.     Amendment.
      -------------     ---------
     Lynk may (corn time to time and at any time amend the Program Schedule, including, without limitation, the Cardholder Services nude available thereunder; provided. however, that Lynk shall give the Client written notice of such change(s) thirty (30) days prior to their effective date, and, that, during such period, the Client may terminate this Agreement.


     Section  2.3.     Relationship of this Agreement to the Program Schedules.
     -------------     --------------------------------------------------------
     Each Program Schedule established between Lynk and the Client shall be attached to and incorporated into his Agreement. In the event that the provisions of an Program Schedule arc inconsistent with The provisions of this Agreement, the provisions of this Agreement shall govern.

                                   ARTICLE III
                                   -----------
                           AVAILABILITY AND ENROLLMENT
                           ---------------------------

     Section  3.1.     Availability of CashLynk Services to Client's Cardholders
     -------------     ---------------------------------------------------------
or Employees
------------
     Client shall notify all of its Cardholders, as well as any other persons to whom the Client may train time to time desire to offer participation in the Service (collectively, the "Prospective Cardholders"), of the Client's
                               ------------------------
participation in the Service, and the details of the particular Programs for which the Client has subscribed. The Client shall make available to all of the Prospective Cardholders the opportunity t enroll and participate in the Service under one or more Programs.

     Section  3.2.  Distribution  of  Enrollment  Materials.
     -------------  ---------------------------------------
The Client shall, if applicable, deliver to each Prospective Cardholder who enrolls in a Program a set of instructional materials (the "Enrollment Materials") for the Program in which the Prospective Cardholder elects to participate. The Enrollment Materials may include, without limitation, the Cardholder Agreement. which includes the Cardholder Services Fee Schedule (as defined below), a Card, a Direct Deposit Authorization Form and other materials as required.

     Section  3.3,     Enrollment  or  Participation
     -------------     -----------------------------
     The Client understands and agrees that with respect to payroll funds distributed through a Program, the federal Electronic Fund Transfer Act, together with Regulation E ("Regulation E") of The Board of Governors of the
                                -------------
Federal  Reserve  System  (the  Federal  Reserve"),  prohibits  any  person from
                                ----------------
requiring an employee or Cardholder to establish an account for electronic fund transfers as a condition of employment. The Client shall be responsible for ensuring that, with respect to each Prospective Cardholder who elects to participate in a Program: (i) in the case of distribution of payroll funds such election is voluntary; (ii) such Prospective Cardholder has received a complete set of the Enrollment Materials and has been given the opportunity to ask questions of the Client and of Lynk regarding participation in the Program; and
(iii)  such  Prospective  Cardholder  has  properly  read  Enrollment Materials.

     Section  3.4.     Responsibility  for  Enrollment  Materials.
     ------------      ------------------------------------------
     The Client shall maintain and, store securely all Enrollment Materials, including inventories of Cards prior to their distribution and shall be responsible for the cost of replacing any Enrollment Materials and Cards that have been tampered with, destroyed, misused, or compromised in any way. The Client shall notify Lynk immediately by telephone or facsimile of any lost, misplaced or stolen Enrollment Materials and shall be responsible for the unauthorized or fraudulent use thereof until such time as Lynk receives such notification. The Client understands and acknowledges that any use or' reproduction of Network , VISA or MasterCard marks must be in strict compliance with applicable standards therefore and that Client must obtain the written approval of Lynk prior to any USE thereof. Client further agrees to indemnify and save Lynk harmless against any fines, claims or actions involving Client's unauthorized or non-compliant use of such marks

     Section  3.5.     Initial  Regulation  E  Disclosures.
     -------------     -----------------------------------
     Lynk shall be responsible for ensuring that The Enrollment Materials, including, without limitation, the Cardholder Agreement and Disclosure (Exhibit A" hereto), comply, in all material respects, with the disclosure requirements of Regulation E relating to initial disclosures.

                                   ARTICLE IV
                                   ----------
                             THE  CLIENT  ACCOUNT
                             --------------------

     Section  4.1.     Maintenance  of  Client  Account  at  Bank.
     -------------     ------------------------------------------
     Client shall, at all times during the effectiveness of this Agreement. maintain a deposit account (the "Client Account") at a bank designated by Lynk
                                          -------
(the  "Bank"). which initially shall be Palm Desert National Bank. Paint Desert,
       ----
California. Lynk will assist the Client in establishing the Client Account and notifying the Client of the account number and any other information Necessary fur the Client to wire funds to such account.

     Section  4.2.     Relocation  of  the  Client  Account.
     -------------     ------------------------------------

     In the event that Lynk elects to provide Services through another financial institution , Lynk may require that Client relocate the Account at such new bank: provided , however that Lynk shall provide written notice to the Client thirty (30) days prior to the effective date of such change, which notice shall set forth, (i) the identity of the new bank, (ii) the new account information and wiring instructions for delivering funds to the new bank. (iii) and the effective date of the change at which time the client shall commence depositing all funds to such new account at the bank.

     Section  4.3.     No  Interest.
     -------------     ------------
     No interest shall be payable to the Client or the Cardholders with respect to funds held in the Client Account on their behalf, and, to the Extent that any interest, credits or other benefits are earned or received in respect of funds held in the Client Account, Lynk or the Bank shall be entitled thereto.

                                    ARTICLE V
                                    ---------
                             DEPOSITS TO THE ACCOUNT
                             -----------------------

     Section  5.1.     Initial  Deposit;  Reserve  Fund.
     -------------     --------------------------------
     Client shall deposit to the designated Client Account, via irrevocable wire transfer, an initial deposit set forth On the Program Schedule as "reserve funds" (the 'Reserve funds"). The Reserve Funds shall be held in the Client Account to cover potential overdrafts and network obligations resulting from network "stand-in" transactions, fee obligations resulting from additional unforccasted transaction volume on Cards, and for any other obligation to Lynk created by a Program, its termination or other events, and Lynk is hereby granted a right of set-off to apply any Reserve Funds to any unpaid obligations of Client to Lynk.

     In the event that Lynk applies, or exercises any right of set-off against, the Reserve Funds, Lynk shall, within five (S) business days notify the Client of the reason for, and the amount of. such application. Within two (2) business days of such notification, the Client shall re-deposit to the Client Account, via wire transfer, an amount of funds necessary to restore the Reserve Fund to its required level.

     Section  5.2.     Regular  Deposits.
     ------------      -----------------
     The Client shall promptly deposit in the designated Client Account, by timely. u-revocable win transfer, all Program funds due to its Cardholders, including without limitation, wages, salaries, bonuses, reimbursements, incentives, promotional funds and estimated client paid fees. With respect to each transfer of funds by the Client to Client Account. Client shall deliver to Lynk in the specified format, as Set forth in the Program Schedule, data identifying the amount of such funds attributable to each Cardholder ("Disbursement Detail").

     Client acknowledges that Cardholders shall have access only to those funds held in the Client Account on their behalf, and that the Service under a Program will be made available to them only to the extent that adequate funds arc available in the Client Account. Lynk shall be liable to Cardholders only to the extent that Client funds for such Cardholders have been advanced to the Client Account and Client has provided Disbursement Detail to Lynk. Lynk shall have no obligation to provide the Service, or to make any funds available, to Cardholder's with respect to whom 'inadequate funds are held in the Client Account or for whom Disbursement Detail is not delivered by Client.

     Section  5.3.  Maintenance  of  Subaccount  Entries  for  Each  Cardholder.
     -------------  -----------------------------------------------------------
     The Client Account shall be controlled by Lynk exclusively on behalf of all Cardholders, and Lynk shall maintain individual entries in its system reconciled to amounts in the Client Account for each Cardholder. ("Subaccount") It is the responsibility of the Client to provide confidential Cardholder information, such as Cardholder name and other individual Subaccount information needed for these records. Each such Subaccount entry shall accurately reflect the amount of funds in the Client Account that are attributable to, and held on behalf of. each particular Cardholder.

     Section  5.4.     Employee  Payroll  and  Other  Matters.
     -------------     --------------------------------------
     The Client shall be solely responsible for compliance with all federal, state and local laws, rules and regulations relating to payroll, compensation and employment matters, including, without limitation, (i) proper withholding, and timely remittance of. any and all taxes related thereto, and (ii) the timely delivery of payment stubs and similar payroll information to Cardholders setting forth all required information.

     Section  5.5.     Withdrawal.
     -------------     ----------
     Lynk shall have sole authority to withdraw the Reserve Funds or any other funds from the Client Account.

                                   ARTICLE VI
                                   ----------
                               CARDHOLDER SERVICES
                               -------------------

     Section  6.1,     Cardholder  Services  Schedule.
     -------------     ------------------------------
     With respect to each Program. Lynk shall prepare a Cardholder Services Schedule (the "Cardholder Services Schedule"). which sets forth the services
                 ------------------------------
(the  "Cardholder Services") that Lynk, with the cooperation of the Client, will
       --------------------
make available to the Cardholders under that particular Program. The Cardholder Services Schedule shall be attached to, and made a part of, the related Program Schedule.

     Section  6.2.     Fees  for  Cardholder  Services.
     -------------     -------------------------------
     The fees for the Cardholder Services, at the discretion of the Client and outlined in the Program Schedule, may be borne by the Cardholders in the course of their use of the Cardholder Services, in accordance with the terms and conditions of the Cardholder Agreement and Disclosure,

     Section  6.3.     Availability  of  Cardholder  Services.
     -------------     --------------------------------------
     The Services are available to the Cardholders only upon the terms and conditions set forth in the Cardholder Agreement and Disclosure, and only to the extent that the Cardholder has available in the Reserve Funds Account an amount of funds sufficient therefor and Disbursement Detail has been provided to Lynk by Client.

                                   ARTICLE VII
                                   -----------
CLIENT  RESPONSIBILITIES
------------------------

     Section  7.1.  Provide  Cardholders  with  Enrollment  Materials.
     -------------  -------------------------------------------------
The Client shall deliver to each Cardholder that enrolls in the respective Program(s) a set of instructional materials ("Enrollment Materials"), pursuant to Section 3.2. hereof, and a Welcome Kit for the Program in which the Cardholder has elected to participate. The Enrollment Materials and Welcome Kit will include the Cardholder Agreement and Disclosure, the Cardholder Services Schedule, a Card, Instructional Information on the use of the Card and a Direct Deposit Authorization Form (if applicable).

     Section  7.2.     Comply  with  PIN  Procedures.
     -------------     -----------------------------
     The Client shall comply with Lynk procedures regarding PIN issuance and enrollment materials and take all reasonable precautions so that the only persons with appropriate authority learn or handle such PINs.

     Section  7.3.     Assistance  in  Notifying  Cardholders  of  Chances
     -------------     ---------------------------------------------------
     To the extent that Lynk amends the Cardholder Service Schedule, the Client shall be responsible for distributing proper and timely notification of such amendments to the Cardholders through an Amended Cardholder Agreement and Disclosure.

     Section  7.4.     Comply  with  All  Laws
     -------------     -----------------------
     The Client shall comply with all federal, stare and local wage and labor laws, payroll statutes and any other laws and regulations applicable to the Service.

                                  ARTICLE VIII
                                  ------------
                               PERIODIC STATEMENTS
                               -------------------


     Section  8.1.  Preparation  and  Delivery  of  Statements;  Compliance with
     -------------  ------------------------------  ----------------------------
     Regulation E.
     ------------
     In accordance with Regulation C. Lynk shall prepare and provide periodic statement information in a form consistent with requirements for such statements (the Statements") for all Cardholders. Lynk shall be responsible for ensuring
      ----------
that data in each of the Statements complies with the disclosure requirements of Regulation E: provided. however, that, in preparing such disclosures Lynk shall rely upon the information provided by the Client.

     Section  8.2.     Delivery  of  Statements  to  the  Client.
     -------------     -----------------------------------------
     Lynk shall deliver the Statement to the Client via one or more of the following methods, upon which Lynk and the Client shall have mutually agreed:

     (i) Electronic Mail: Data Transfer. Lynk shall deliver the Statements to the Client via electronic mail, electronic data transfer, or other electronic means. The Client shall bear the responsibility for printing the Statements to paper form and delivering them to the Cardholders in a timely manner.

     (ii) Internet Website. Lynk shall make the Statements available via a secure Internet website maintained by Lynk, and in a format that may easily be printed into paper form. The Client shall access the website, print the Statements to paper form and deliver them to the Cardholders in a timely manner, or otherwise at the request of each Cardholder under their Cardholder Agreement, the Client shall allow the Cardholder to access their own Statement via the use of their Personal Identification Number ("PIN").

     (iii)Paper Form. Lynk shall deliver the Statements to the Client in printed. paper form. The Client shall be responsible for delivery of the Statements to the Cardholders in a timely manner.

     In all cases, the Client shall be responsible for ensuring the timely delivery of the Statements to the Cardholders, and the Client shall indemnify and hold Lynk harmless against any liabilities, damages, expenses or claims which may arise as a result of the Client's failure to timely deliver the Statements.

                                   ARTICLE IX
                                   ----------
                                  PROGRAM FEES
                                  ------------

     Section  9.1.     General.
     -------------     -------
     Each Program Schedule shall set forth the fees due from Client to Lynk under such Program, which may include, without limitation, (i) initiation fees, such as start-up, training, data conversion, set-up, travel or other similar expenses, and (ii) monthly service fees. The Client shall promptly pay Lynk the fees due under any Program Schedule by wire transfer to the account.

                                    ARTICLE X
                                    ---------
                            TRANSACTION DATA PRIVACY
                            ------------------------

     Section  10.1.     Ownership  of  Certain  Property.
     --------------     --------------------------------
     The Service, Programs. Cards, Card numbers, PINs, and the intellectual property related to the operation and functionality of such items and processes, as well as their relationship to, and interaction with, the Services, are the sole property of Lynk. The Client shall not use, divulge, or grant any third party access to any of the foregoing intellectual and other property, except:
C:)  as  permitted under the Client Privacy Policy Statement (as defined below),
(ii) as may be necessary to conduct its internal business. (iii) as may be required by law, or (iii) with the prior express written consent of Lynk.

     The Cardholders' transaction information, including, without limitation, the information presented in the statements, is the property of the respective Cardholders. Neither Lynk nor the Client shall use, divulge, or grant my third party access to, any such information, except: (i) as permitted under the Lynk Privacy Policy Statement (as defined below) or the Client Privacy Policy Statement, respectively, or (ii) as may he required by law.

     Section  10.2.     Lynk  Privacy  Policy  Statement.
     --------------     --------------------------------
     Lynk has approved and adopted a privacy policy statement, which is maintained and documented on the Lynk Web Site (which may be accessed at http:\\www.lynksystems.com) (the "Lynk Privacy Policy Statement"), and, in the
       -------------------          -----------------------------
course of performing its obligations under this Agreement. Lynk shall at all times comply with the Lynk Privacy Policy Statement.

     Section  10.3.     Client  Privacy  Policy  Statement.
     --------------     ----------------------------------
     Within thirty (3O) days from the effective date of this Agreement. the Client shall have approved and adopted a privacy policy Statement, in substantially the form attached hereto ("Client Privacy Policy Statement"). and,
                                         -------------------------------
in the course of performing its obligations under this Agreement, the Client shall at all times comply with the Client Privacy Policy Statement.

                                   ARTICLE XI
                                   ----------
                        CONFIDENTIALITY: NON-COMPETITION
                        --------------------------------

     Section  11.1.  Confidentiality.
     --------------  ---------------
     Lynk and the Client shall not, during the performance of this Agreement, or at any time after the termination or expiration hereof, sell or disclose to any third party, other than as may be required in the performance of their duties and obligations hereunder or as may be required by law, the terms of this Agreement or arty of the procedures, practices or confidential dealings of and between each other.

     Section  11.2.  Non-Competition.
     --------------  ---------------
     All information received by Lynk and the Client with respect to the business of the other (other than information which is or, not as a result of Client's actions, becomes, a matter of public knowledge) shall not at any time be used for any business or competitive purpose Or be disclosed by such person to any third parties without the prior express written consent of the other party.

     Section  11.3.  Survival.
     --------------  --------
     The covenants and agreements set forth in this Article X shall survive the consummation of the transactions contemplated by this Agreement.

                                   ARTICLE XII
                                   -----------
                             TERM  AND  TERMINATION
                             ----------------------

     Section  12.1.  Term.
     --------------  ----
     The term of this Agreement shall commence as of the date first set forth above and shall continue thereafter until the first anniversary of such date. Thereafter, this Agreement shall automatically renew for consecutive. successive terms of one (1) year each, unless and until either party hereto provides the other party written notice of non-renewal ninety (90) days prior to the end of' the then existing term.
The term of each Program under this Agreement shall be governed by the provisions of the applicable Program Schedule.

     Section  12.2.  Termination.
     --------------  -----------
     This  Agreement  may  be  terminated  in  any  of  the  following  manners:

     (i) Mutual Termination. This Agreement may be terminated at any time by the mutual written agreement of both parties.

     (ii) Termination by Non-Renewal This Agreement may be terminated by either party by written notice of non-renewal in accordance with the provisions of Section 12.1 hereof.

     (iii)Event of Default.  if arty one or more of the following  events (each,
          an   "Event   of   Default")    shall   occur   and   be   continuing:
                --------------------

     - the failure of a party to remit any payment required by this Agreement, which continues unremedied for longer than two (2) business days after written formal notification

     - the failure of a party to observe or perform, in any material respect any other of the covenants, obligations or agreements set forth in this Agreement. which failure is not cured within thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given:

     - a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a trustee. conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings. or for the winding-up or liquidation of its affairs. shall have been entered against a party hereto and such decree or order shall have remained in force. undischarged or unstayed for a period of 60 days:

     - the Consent by a party to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings relating to all or substantially all of such party's property: or

     - a party admits in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

     then, and in each and every such case, so long as an Event of Default shall not have been remedied, the non-defaulting party, by notice in writing to the party in default, may. in addition to whatever rights the non-defaulting party may have at law or equity to damages, including injunctive relief and specific performance, terminate this Agreement.

     Section  12.3.     Unwinding  Relationship.
     --------------     -----------------------
     Upon termination of this Agreement, the parties shall cooperate with each other to facilitate the termination of their relationship under this Agreement. Without limiting the generality of the foregoing, the parties shall cooperate to notify the Cardholders, the Bank, and any other third parties concerning which the parties hereto may mutually agree. In the event that this Agreement is terminated pursuant to an Event of Default. then the parry in default shall bear the cost of any conversion or other expenses related to such termination. If this Agreement is terminated for any other reason, then the parties hereto shall share the cost of any conversion or other expenses related to such termination.

                                  ARTICLE XIII
                                  ------------
                                    DISPUTES
                                    --------

     Section  13.1.  Duty  to  Notify.
     --------------  ----------------
     In the event of any dispute, controversy, or claim arising out of or relating to this Agreement or The construction, interpretation, performance, breach, termination, enforceability or validity thereof (hereinafter, a 'Dispute"), the party raising such Dispute shall notify the ocher within thirty
(30) days from the date of its discovery of the Dispute. In the case of a Dispute relating to invoices, billing statements or similar matter, the failure of a party to notify the other party of such Dispute within thirty (30) days from the date of its receipt shall result in such invoice, billing statement or similar matter being deemed undisputed and accepted by party attempting to raise such Dispute.

     Section 13.2.     Cooperation  to  Resolve  Disputes.
     -------------     ----------------------------------
     The parties shall cooperate and attempt in good faith to resolve any Dispute promptly by negotiating between persons who have authority to settle the Dispute and who arc at a higher level of management than the persons with direct responsibility for administration and performance of the provisions or obligations of this Agreement that are the subject of the Dispute.

     Section  13.3.     Arbitration.
     --------------     -----------
     Arty Dispute which cannot otherwise be resolved as provided in Section 12.2 shall be resolved by arbitration conducted in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA") and judgment
                                                              ---
upon the award rendered by the arbitration tribunal may be catered in any court having jurisdiction thereof. The arbitration tribunal shall consist of a single arbitrator mutually agreed by the parties, or in the absence of such agreement within 30 days from the first referral of the dispute to the AAA. designated by the AAA. The place of arbitration shall be Atlanta, Georgia. unless the parties shall have agreed to another location within 15 days from the first referral of the dispute to the AAA. The arbitration award shall be final and binding. The parties Waive any right to appeal the arbitration award, to the extent a right to appeal may be lawfully waived. Each party retains the right to seek judicial assistance: (I) to compel arbitration: (ii) to obtain interim measures of protection prior to or pending arbitration; (iii) to seek injunctive relief in the courts of any jurisdiction as may be necessary and appropriate to protect the unauthorized disclosure of its proprietary or confidential information. and
(iv)  to  enforce  any  decision  of  the arbitrator, including die final award.

     Section  13.4.     Confidentiality.
     --------------     ---------------
     The arbitration proceedings contemplated by this Section shall he as confidential and private as permitted by law. To that end. the parties shall not disclose the existence. content or results of any proceedings conducted in accordance with this Section, and materials summoned in connection with such proceedings shall not he admissible in any other proceeding, provided. however, that this confidentiality provision shall not prevent a petition to vacate or enforce an arbitral award. and .shall not bar disclosures required by .any laws or regulations.

                                   ARTICLE XIV
                                   -----------
                    LIMITATION OF LIABILITY: INDEMNIFICATION
                    ----------------------------------------

     Section  14.1.     Limitation  of  Liability.
     --------------     -------------------------
     Neither Lynk, the Client nor any of their respective directors, officers, employees Or agents shall be under any liability for any action taken, or for refraining from the taking of any action in good faith pursuant to this Agreement; provided, however, that this provision shall not protect Lynk, the Client or any such person against any breach of their respective representations, warranties or covenants made herein, or against arty specific liability imposed pursuant hereto, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations or duties hereunder. Lynk, the Client and any of Their respective directors, officers, employees or agents may rely in good faith on any document of any kind which, prima fade, is properly executed and submitted by any appropriate person respecting any matters arising hereunder.


     Section  14.2.  Indemnifications.
     --------------  ----------------
     Each party together with their respective directors, officers, employees or agents shall be indemnified and held harmless by the other party against any loss, liability or expense incurred in connection with any actions, proceedings or investigations (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) arising out of the indemnifying party's failure to perform its obligations under this Agreement, other than any loss, liability or expense incurred, in part or in whole, by reason of the indemnified party's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of the indemnified party's reckless disregard of its obligations or duties hereunder. Notwithstanding the foregoing, neither party shall be responsible under this indemnification for consequential, incidental, special or punitive damages, even if the indemnifying party had prior knowledge of the possibility of the same.

                                   ARTICLE XV
                                   ----------
                                  MISCELLANEOUS
                                  -------------

     Section  15.1.     Warranties;  Limitation  on  Liability.
     --------------     --------------------------------------
     LYNX MAKES NO WARRANTIES, WHETHER EXPRESS OR IMPLIED, WITH RESPECT TO ANY SERVICES, PRODUCTS OR EQUIPMENT PROVIDED HEREUNDER, INCLUDING, WITHOUT Limitation, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. LYNKS SOLE Responsibility TO THE CLIENT AND THE CARDHOLDERS SHALL BE TO MAKE THE SERVICE AVAILABLE IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT AND THE CARDHOLDER AGREEMENT. IN NO EVENT SHALL LYNK BE LIABLE TO THE CLIENT, ANY CARDHOLDER OR ANY OTHER FIRM OR PERSON FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL OR PUNITIVE DAMAGES, EVEN IF LYNK HAD PRIOR KNOWLEDGE OF THE POSSIBILITY OF SAME.


     Section  15.2  Escheatment
     -------------  -----------
     Client assumes full responsibility for rite escheatment of any unclaimed funds and for required local procedures appropriate to the individual States in which employees reside.

     Section  15.3.     Force  Majeure.
     --------------     --------------
     Neither party hereto shall be liable for any failure to perform its obligations under this Agreement due Lu: (i) acts of God, such as fires. floods, electrical storms, unusually severe weather and natural catastrophes: (ii) civil disturbances, such as strikes and riots: (ii) acts of aggression, such as explains. wars, and terrorism; (iv) failure of any third party service providers to adequacy provide such services including, without limitation ATM network services, the Bank's services. telecommunication services, and merchant POS services: (v) failure or fluctuations in electrical power, heat. light. air conditioning. computer or telecommunication services or equipment: and (iv) acts of government, including, without limitation, the actions of regulatory bodies which significantly inhibit or prohibit either party from performing their obligations under this agreement (*each a "Force Majeure") In such event the performance of such parties obligations shall be suspended during the period of existence of Force Majeure and the period reasonably required thereafter to resume the performance of the obligation. The parties shall use their best reasonable efforts to minimize the consequences or Force Majeure.

     Section  15.4.  Governing  Law.
     --------------  --------------
     This Agreement shall be construed in accordance with the laws of the State of Georgia and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflicts of law or choice of law principles.

     Section  15.5.  Notices.
     --------------  -------
     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or titled by registered mail, postage prepaid. to:

     (a)in  the  case  Lynk:               (b)  in  the  case  of  the  Client:
              Lynk  Systems.  Inc.
              600  Morgan  Fulls  Road         ___________________________
              Atlanta,  Georgia  30350         ___________________________
              Attention:  General Counsel      Attention:_________________
              Telephone:  (770) 396-1616       Telephone:(___)________-________
              Facsimile:  (7?O) 396-8431       Facsimile:(___)________-________

     Section  15.6.  Severability  of  Provisions.
     --------------  ----------------------------
     If any one or more of the covenant's, agreements, provisions or terms of This Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions, or terms shall be deemed servable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section  15.7.  Waivers.
     --------------  -------
     No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the parry against whom such waiver or modification is sought to be enforced. Any failure to insist upon strict compliance with any of the terms or conditions of this Agreement shall not be deemed a waiver of such term or condition, nor shall any waiver or relinquishment of my right or power hereunder at any time or times be deemed a subsequent waiver or relinquishment o such right or power.

     Section  15.8.  Counterparts.
     --------------  ------------
     This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which when so executed, shall be deemed to be an original, and all such counterparts shall constitute one and the same agreement. An executed facsimile copy of this Agreement is sufficient to evidence this Agreement and the effectiveness hereof.


     Section  15.9.  Schedules  and  Exhibits.
     --------------  ------------------------
     The Schedules and Exhibits to this Agreement, as amended and in effect from the time of such amendment until subsequent amendment thereto, if any, are hereby incorporated and made a part hereof and are an integral part of this Agreement.


     Section  15.10.     Entire  Agreement.
     ---------------     -----------------
     This Agreement, including the Exhibits and Schedules hereto, Constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior or contemporaneous agreements and understandings regarding the subject matter hereof, whether written or verbal. This Agreement may be modified or amended only in writing signed by the parties hereto.

     Section  15.11.     Effect  of  Headings  and  Recitals.
     ---------------     -----------------------------------
     The Section and paragraph headings herein, as well as the recitals and preamble that precede the material provisions of this agreement. are for convenience only and shall not affect the construction hereof.

     Section  15.12.     No  Third-Party  Beneficiaries.
     ---------------     ------------------------------
     This Agreement is not intended, and shall not be construed to, confer any rights upon any shareholder, creditor. partner or joint venture of the Bank or Lynk (except to the extent any such persons or entities may be indemnified hereunder), or any other person or entity, whether as third party beneficiaries or otherwise, against any party hereto or their respective directors, officers. agents, employees, representatives, affiliates or controlling persons. The Dank and Lynk acknowledge and agree that they are contracting with each other on an arm 's-length basis, and this Agreement is not intended to create, and shall not create, or constitute the parties hereto as partners or joint ventures.


     Section  15.13.     Non-Exclusivity.
     ---------------     ---------------
     The Client: understands and agrees that Lynk's relationship with the Client under this Agreement is non-exclusive, and that Lynk may at any time establish similar relationships with one or more other parties for similar or any other purposes.


     Section  15.14.     Amendment.
     ---------------     ---------
     This Agreement may be amended from time to time only by a writing signed by the Lynk and the Client.


     Section  15.15.     General  Interpretive  Principles.
     ---------------     ---------------------------------
     For purposes of this Agreement, except as other-wise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (b) references herein to "Articles," Sections," "Subsections," "Paragraphs" and other subdivisions without reference to a document arc to designated Articles, Sections, Subsections, paragraphs and other subdivisions of this Agreement;

          (c)     reference  to  a  subsection  without  further  reference to a
     Section is a reference to such subsection as contained in the same Section Which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;

          (e) the words Therein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and riot to any particular provision;

          (f) the terms "include" or "including" or any derivation thereof shall mean without limitation by reason of enumeration; and

          (g) the cover page, table of contents, headings and subheadings hereof have been provided for convenience of reference only and are riot intended to and shall not. affect the construction or interpretation of this Agreement.


     Section  15.16.     Successors  and  Assigns.
     ---------------     ------------------------
     This Agreement shall be binding upon and shall inure to the benefit of the parties and their successors and permitted assigns. Lynk may transfer or assign this Agreement upon thirty (30) days written notice to the Client. The Client shall not transfer or assign this Agreement without the prior express written consent of Lynk. such consent not to be unreasonably withheld.

     TN WITNESS WHEREOF, Lynk and the Client have caused this Agreement to be duty executed by the respective officers thereunto duly authorized as of the day and year first above written.


      LYNK  SYSTEMS,  INC.                   THE  CLIENT


      By:                                    By:  /s/  Joseph N Vallone
           ----------------------------           ----------------------------


      Name:                                  Name:  Joseph N Vallone
           ----------------------------           ----------------------------


      Title:                                 Title: V.P.
           ----------------------------           ----------------------------


      Date: Sept 28, 2000                    Date: Sept 12, 2000
           ----------------------------           ----------------------------